VOYAGEUR INTERMEDIATE TAX FREE FUNDS

Delaware Tax-Free Minnesota Intermediate Fund

Supplement to the Fund's
Class A * Class B * Class C Prospectus
dated December 29, 2005

Effective August 31, 2006, Delaware Tax-Free Minnesota Intermediate Fund changed its benchmark index from the Lehman Brothers Five-Year Municipal Bond Index to the Lehman Brothers Municipal Bond 3-15 Year Index. The Lehman Brothers Municipal Bond 3-15 Year Index is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years. The Fund's manager believes that the Index is more consistent with how the Fund is managed and better tracks the performance of the intermediate municipal bond market.

The following replaces the portion of the table related to the average annual returns of the Delaware Tax-Free Minnesota Intermediate Fund. The table begins on page 19, and is entitled "How have the Funds performed? - Average annual returns."

Average annual returns for periods ending 12/31/04

Tax-Free Minnesota Intermediate Fund	1 year	5 years	10 years or lifetime***
Class A return before taxes	1.07%	5.38%	4.93%
Class A return after taxes on distributions	1.07%	5.38%	4.93%
Class A return after taxes on distributions and sale of Fund shares	2.05%	5.28%	4.91%
Class B return before taxes*	1.05%	5.09%	4.37%
Class C return before taxes**	2.05%	5.08%	4.37%
Lehman Brothers Five-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.72%	5.98%	5.84%
Lehman Brothers Municipal Bond 3-15 Year Index (reflects no deduction for fees, expenses or taxes)	3.76%	6.72%	6.70%

The Fund's returns are compared to the performance of the Lehman Brothers Five-Year Municipal Bond Index and the Lehman Brothers Municipal Bond 3-15 Year Index. Although the Fund has been benchmarked previously against the Lehman Brothers Five-Year Municipal Bond Index, we have determined that it would be more appropriate to use the Lehman Brothers Municipal Bond 3-15 Year Index going forward. You should remember that unlike the Fund, the Indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for the Fund's other classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Intermediate Fund's Class B would be 3.05%, 5.09% and 4.37% for the one-year, five-year and lifetime periods, respectively.

** Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Intermediate Fund's Class C would be 3.05%, 5.08% and 4.37% for the one-year, five-year and ten-year periods respectively.

*** Lifetime returns are shown if the Fund or Class existed for less than 10 calendar years. The Lehman Brothers Five-Year Municipal Bond Index and Lehman Brothers Municipal Bond 3-15 Year Index returns shown are for 10 years for the Tax-Free Minnesota Intermediate Fund because the Fund's Class A and Class C shares commenced operations more than 10 calendar years ago. The inception date for Class B shares of the Fund was August 15, 1995. The Lehman Brothers Five-Year Municipal Bond Index and Lehman Brothers Municipal Bond 3-15 Year Index returns for Class B's lifetime period are 6.27% and 5.91%, respectively. The Indexes report returns on a monthly basis as of the last day of the month. As a result, the Indexes returns for Class B's lifetime reflect the return from August 31, 1995 through December 31, 2004.

The following definition is added to the "Glossary," which begins on page 65.

Lehman Brothers Municipal Bond 3-15 Year Index
Lehman Brothers Municipal Bond 3-15 Year Index provides a broad-based measure of the performance of the U.S. tax-exempt bond market. It is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years.

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this supplement for future reference

This Supplement is dated October 20, 2006